Exhibit 32.5

SECTION 1350 CERTIFICATION
OF PRINCIPAL EXECUTIVE OFFICER OF
CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(required by Section 906 of the
Sarbanes-Oxley Act of 2002)

In connection with the report on Form 10-Q for the quarterly period ended September 30, 2003 of Central Illinois Public Service Company (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Gary L. Rainwater, chief executive officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)    The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003

/s/ Gary L. Rainwater —————————————— Gary L. Rainwater President and Chief Executive Officer (Principal Executive Officer)